UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 19, 2014

(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

176 Route 9 North

Suite 306

Marlboro, NJ 07728

  (Address of Principal Executive Offices)

(732) 851-7707

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 8.01. Other Information.

On September 11, 2014, the Company filed under Item 8.01 of Form 8-K its Chairman’s letter to shareholders of the same date.

As an update to the content of the referenced Chairman’s letter, the Company presently is reviewing the geophysical ground results. However, due to the extensive amount of data, the internal review has taken longer than anticipated. The Company intends to release these results as soon as practicable following completion of the internal review.

This above statements contain forward-looking statements which involve known and unknown risks, delays, and uncertainties not under the Company's control which may cause actual results, performance or achievements of the Company to be materially different from results, performance or expectations implied by these forward-looking statements. Please refer to the Company’s Form 10-K for the Fiscal Year ended May 31, 2014 for more information concerning the Company, including its risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PRECIOUS METALS, INC.

By:	/s/ Gennaro Pane
Name: Gennaro Pane
Title: Chief Executive Officer
Date: September 19, 2014